Exhibit 10(a)

INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 13 to Registration Statement No. 333-74411 of Allstate Life of New York Separate Account A of Allstate Life Insurance Company of New York on Form N-4 of our report dated February 4, 2004 relating to the financial statements and the related financial statement schedules of Allstate Life Insurance Company of New York, and our report dated March 31, 2004 relating to the financial statements of Allstate Life of New York Separate Account A, appearing in the Statements of Additional Information (which are incorporated by reference in the Prospectuses of Allstate Life of New York Separate Account A), which are part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statements of Additional Information.


/s/ Deloitte & Touche LLP
Chicago, Illinois
April 19, 2004


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Exhibit 10(b)

                                   CONSENT OF
                               FOLEY & LARDNER LLP

         We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectuses included in Post-Effective Amendment 13 to the Form N-4 Registration Statement of Allstate Life of New York Separate Account A (File No. 333-74411).

                                            /s/  Foley & Lardner LLP
                                            FOLEY & LARDNER LLP

Washington, D.C.
April 12, 2004